ALLIANCE GROWTH & INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1995



LETTER TO SHAREHOLDERS                          ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

December 4, 1995

Dear Shareholder:

It's been a year of positive changes for Alliance Growth and Income Fund. Shareholders have benefited from outstanding investment results over a time period that coincided with a strong equity market and, as you may recall, it was at about this time last year when your Fund assumed a new portfolio manager.

In the table below, your Fund's performance during the fiscal year ended October 31, 1995, is compared with that of the overall U.S. stock market, represented by the unmanaged S&P 500-stock Index, and with the Lipper Growth & Income Funds Average, which reflects performance of 473 funds (complete descriptions of these benchmarks appear on page 4):


                            Twelve Months Ended October 31, 1995
                                   Total Return  Net Asset Value
                                   ------------  ---------------
   ALLIANCE GROWTH AND INCOME FUND
     Class A                           +24.21%       $2.71
     Class B                           +22.84%       $2.69
     Class C                           +23.30%       $2.70
   S&P 500                             +26.36%
   LIPPER G & I FUNDS AVERAGE          +20.23%


The Fund's total returns are based on the net asset values of each class of shares as of October 31; additional investment results appear on page 2. Also provided on page 3 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Growth and Income Fund Class A shares over a ten-year period through the end of October.

While your Fund's performance modestly lagged the S&P 500 over the twelve-month period, it outperformed its peer group by about 260 basis points. We believe the positive trend in performance reflects portfolio restructuring that occurred early in the Fund's fiscal year. In the first half (between October and April), the Fund lagged the Lipper average by about 1% and the S&P 500 by more than 3%; and in the second half, between May and October, it outperformed both.

PORTFOLIO CHANGES
Several steps were taken during the fiscal year that helped improve the Fund's risk-adjusted performance. First, sector weightings were brought more in line with the sector weightings of the S&P 500. Importantly, however, it is the selection of individual stocks within sectors, rather than sector selection, that has led to the Fund's good performance. Second, the Fund's exposure to covered call-writing was eliminated during the period. (This hedging technique provides a good source of current income for your Fund, but its benefits are diminished when the market is rising.) And finally, positions in stocks that are no longer included in Alliance's broad research universe were also eliminated. Taken in sum, we believe these actions contributed positively to performance.

INVESTMENT STRATEGY
Given our inflation outlook, current stock market valuations appear reasonable. The economy is expected to decelerate in 1996 and if our forecast that inflation will remain well behaved proves correct, the Federal Reserve may cut interest rates again in the months ahead. Lower rates would allow yields to fall on longer-dated government securities, which consequently would put upward pressure on the earnings multiples of stocks-a scenario that supports a continued bull market. The risks to this forecast are a re-acceleration of the economy which prevents interest rates from falling, or conversely, an economic deceleration so profound that earnings fall from their current level.

While the short-term direction of the market is difficult to predict, over the long term stocks have historically outperformed other types of investments. For this reason we remain fully invested in equities and believe that stock picking on a selective basis will be the key to superior performance notwithstanding the economy's whims.

We appreciate your investment in Alliance Growth and Income Fund and look forward to reporting to you again in the coming period.

Sincerely,

John D. Carifa
Chairman and President

Paul Rissman
Senior Vice President


1



INVESTMENT RESULTS                              ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1995

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +24.21%        +19.13%
 . Five Years                 +14.79%        +13.81%
 . Ten Years                  +13.52%        +10.36%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +22.84%        +18.84%
 . Since Inception*           +9.98%         +9.98%

CLASS C SHARES
 . One Year                   +23.30%
 . Since Inception*           +11.35%


*  Inception: 2/8/91, Class B; 5/3/93, Class C.


2



                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

ALLIANCE GROWTH ANDINCOME FUND
GROWTH OF A $10,000 INVESTMENT:
10/31/85 TO 10/31/95

$45,000
$39,000
$33,000
$27,000
$21,000
$15,000
$9,000
Growth and Income Fund Class A: $34,065
Lipper Growth & Income Funds Average
10/31/85
10/31/95

This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth and Income Fund Class A shares after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks. It is a common measure of the performance of the overall U.S. stock market.

The Lipper Growth & Income Funds Average reflects performance of 433 funds. These funds have generally similar investment objectives to Alliance Growth and Income Fund, though some funds included in the average may have somewhat different investment policies.

When comparing Alliance Growth and Income Fund to the index and average shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25%, while no such charges are reflected in the performance of the index or average.

The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth and Income Fund
S&P 500
Lipper Growth & Income Funds Average


3



TEN LARGEST HOLDINGS
OCTOBER 31, 1995                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                     VALUE      PERCENT OF NET ASSETS
----------------------------------------------------------------------------
Philip Morris Cos., Inc.                $ 29,638,375            4.7%
Goodyear Tire & Rubber Co.                24,472,000            3.9
Time Warner, Inc.                         23,660,416            3.7
ALLTEL Corp.                              20,151,250            3.2
Travelers, Inc.                           19,464,165            3.1
PepsiCo, Inc.                             17,199,137            2.7
Vodafone Group Plc. (ADR)                 17,085,750            2.7
Nokia Corp. (ADR)                         16,318,025            2.6
Sprint Corp.                              16,227,750            2.6
AT&T Corp.                                15,833,600            2.5
                                        $200,050,468           31.7%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1995

                                                 SHARES OR PRINCIPAL
                                         -------------------------------
PURCHASES                                     BOUGHT   HOLDINGS 10/31/95
------------------------------------------------------------------------
ALLTEL Corp.                                 658,000        658,000
AT&T Corp.                                   247,400        247,400
Century Telephone Enterprises, Inc.          327,700        327,700
General Instrument Corp.                     435,400        435,400
Goodyear Tire & Rubber Co.                   644,000        644,000
International Business Machines Corp.        156,800        156,800
Lowes Cos., Inc.                             480,000        480,000
Protector & Gamble Co.                       101,400        101,400
Time Warner, Inc., 8.75%, 1/10/15        $22,750,400    $22,750,400
WMX Technologies, Inc.                       420,000        420,000


SALES                                          SOLD    HOLDINGS 10/31/95
------------------------------------------------------------------------
Chemical Banking Corp.                       220,220             -0-
Colgate-Palmolive Co.                        166,600             -0-
Comcast Corp. Cl.A                           445,400        210,548
Eastman Kodak Co.                            186,000        157,400
General Instrument Corp.,5.00%,6/15/00    $7,175,000             -0-
Merck & Co., Inc.                            208,300        115,800
Pioneer Hi Bred International, Inc.          285,000             -0-
Sprint Corp.                                 271,000        421,500
Walt Disney Co.                              143,200             -0-
YPF, S.A. (ADS)                              500,700             -0-


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON & PREFERRED STOCKS90.9%
CONSUMER PRODUCTS & SERVICES31.6%
AUTO & TRUCKS0.9%
General Motors Corp. Cl.H                       140,000    $ 5,880,000
BROADCASTING & CABLE1.5%
Comcast Corp. Cl.A (SPL)                        210,548      3,776,705
Tele-Communications, Inc.*                       58,500      1,444,219
Tele-Communications, Inc. Cl.A*                 234,000      3,992,625
                                                             9,213,549

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES10.2%
Columbia/HCA Healthcare Corp.                   284,000     13,951,500
Guidant Corp.                                    96,205      3,078,560
Lilly (Eli) & Co.                                54,434      5,259,685
Meditrust                                       340,000     11,475,000
Merck & Co., Inc.                               115,800      6,658,500
Schering-Plough Corp.                           259,900     13,937,138
U.S. Healthcare, Inc.                           265,600     10,242,200
                                                            64,602,583

ENTERTAINMENT & LEISURE TIME1.6%
Eastman Kodak Co.                               157,000      9,832,125

FOOD, BEVERAGES & TOBACCO8.4%
Campbell Soup Co.                               120,000      6,285,000
PepsiCo, Inc.                                   326,050     17,199,137
Philip Morris Cos., Inc.                        350,750     29,638,375
                                                            53,122,512

HOUSEHOLD PRODUCTS1.3%
Procter & Gamble Co.                            101,400      8,213,400

RETAILING3.8%
Federated Department Stores, Inc.*              231,600     $5,876,850
Lowes Cos., Inc.                                480,000     12,960,000
May Department Stores Co.                       137,500      5,396,875
                                                            24,233,725

TIRE & RUBBER3.9%
Goodyear Tire & Rubber Co.                      644,000     24,472,000
                                                           199,569,894

BASIC INDUSTRIES21.4%
AEROSPACE & DEFENSE0.9%
Boeing Co.                                       88,000      5,775,000

CHEMICALS6.3%
Monsanto Co.                                    149,250     15,633,937
Rohm & Haas Co.                                 216,400     11,956,100
Union Carbide Corp.                             330,000     12,498,750
                                                            40,088,787

ELECTRICAL EQUIPMENT3.8%
General Electric Co.                            246,900     15,616,425
General Instrument Corp.*                       435,400      8,272,600
                                                            23,889,025

ENVIRONMENTAL CONTROL1.9%
WMX Technologies, Inc                           420,000     11,812,500

MACHINERY0.8%
BWIP, Inc.                                      157,000      2,590,500
Coltec Industries*                              244,200      2,655,675
                                                             5,246,175

OIL & GAS5.5%
Enron Corp.                                     440,000     15,125,000
Renaissance Energy, Ltd.*                       390,100      8,625,700
Unocal Corp. 3.50% cv. pfd.(a)                  206,900     10,862,250
                                                            34,612,950


5



PORTFOLIO OF INVESTMENTS (CONTINUED)            ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
----------------------------------------------------------------------
OIL SERVICES1.0%
Western Atlas, Inc.*                            138,000   $  6,054,750
SURFACE TRANSPORTATION1.2%
Burlington Northern 6.25% cv. pfd.               83,600      7,440,400
                                                           134,919,587

PUBLIC UTILITIES15.2%
ELECTRIC2.7%
FPL Group, Inc.                                 156,000      6,532,500
Houston Industries, Inc.                        142,000      6,585,250
Portland General Corp.                          132,400      3,591,350
                                                            16,709,100

TELEPHONE12.5%
ALLTEL Corp.                                    658,000     20,151,250
AT&T Corp.                                      247,400     15,833,600
Century Telephone Enterprises, Inc.             327,700      9,503,300
Sprint Corp.                                    421,500     16,227,750
Vodafone Group Plc. (ADR)                       418,000     17,085,750
                                                            78,801,650
                                                            95,510,750

FINANCIAL SERVICES12.9%
BANKING & CREDIT4.9%
BankAmerica Corp.                               154,000      8,855,000
First Chicago Corp.                              90,000      6,108,750
Fleet Financial Group, Inc.                     165,300      6,405,375
NationsBank Corp.                               150,500      9,895,375
                                                            31,264,500

BROKERAGE & MONEY MANAGEMENT0.9%
Merrill Lynch & Co., Inc.                       100,100      5,555,550

INSURANCE7.1%
Allstate Corp.                                  246,000     10,701,000
American International Group, Inc.              136,209     11,492,634


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
PennCorp Financial
Group, Inc.                                      51,000    $ 3,072,750
Travelers Group, Inc.                           385,429     19,464,165
                                                            44,730,549
                                                            81,550,599
TECHNOLOGY9.8%
COMMUNICATIONS EQUIPMENT2.6%
Nokia Corp. (ADR)(c)                            292,700     16,318,025

COMPUTER HARDWARE3.9%
Compaq Computer Corp.*                          165,000      9,198,750
International Business Machines Corp.           156,800     15,248,800
                                                            24,447,550

SEMI-CONDUCTORS & RELATED3.3%
Intel Corp.                                     156,800     10,966,200
National Semiconductor Corp.
  6.00% cv. pfd.                                112,200      9,817,500
                                                            20,783,700
                                                            61,549,275

Total Common & Preferred Stocks
  (cost $487,011,492)                                      573,100,105

CONVERTIBLE BONDS5.7%
Federated Department Stores, Inc.
  9.72%, 2/15/04                                $ 6,240      6,240,000
Time Warner, Inc.
  8.75%, 1/10/15                                 22,750     23,660,416
Wendy's International, Inc.
  7.00%, 4/01/06                                  3,715      6,120,462
Total Convertible Bonds
  (cost $35,143,399)                                        36,020,878


6



                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
COMMERCIAL PAPER3.3%
General Electric Co.
  5.55%, 11/02/95                               $ 4,400   $  4,399,322
Merrill Lynch & Co., Inc.
  5.75%, 11/06/95                                10,500     10,491,614
Prudential Funding
  5.70%, 11/01/95                                 5,000      5,000,000
  5.72%, 11/03/95                                   800        799,746
Total Commercial Paper
  (amortized cost $20,690,682)                              20,690,682

TOTAL INVESTMENTS99.9%
  (cost $542,845,573)                                     $629,811,665
Other assets less liabilities0.1%                              938,794

NET ASSETS100%                                            $630,750,459


*    Non-income producing security.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities amounted to $10,862,250 or 1.7% of net assets.

(b)  Country of origin-United Kingdom.

(c)  Country of origin-Japan.

     Glossary:
     ADR - American Depository Receipt.
     See notes to financial statements.


7

STATEMENT OF ASSETS AND LIABILITIES
YEAR ENDED OCTOBER 31, 1995                     ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $542,845,573)         $629,811,665
  Cash                                                                  89,668
  Receivable for investment securities sold                          7,440,838
  Receivable for capital stock sold                                  1,203,821
  Dividends and interest receivable                                    693,048
  Total assets                                                     639,239,040

LIABILITIES
  Payable for investment securities purchased                        7,307,402
  Payable for capital stock redeemed                                   354,730
  Advisory fee payable                                                 279,165
  Distribution fee payable                                             225,844
  Accrued expenses and other liabilities                               321,440
  Total liabilities                                                  8,488,581

NET ASSETS                                                        $630,750,459

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $  2,333,666
  Additional paid-in capital                                       493,460,257
  Distributions in excess of net investment income                      (5,076)
  Accumulated net realized gain on investments                      47,998,018
  Net unrealized appreciation of investments and
    other assets less liabilities                                   86,963,594
                                                                  $630,750,459

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($458,158,108/
    169,314,065 shares of capital stock issued and outstanding)          $2.71
  Sales charge-4.25% of public offering price                              .12
  Maximum offering price                                                 $2.83

  CLASS B SHARES
  Net asset value and offering price per share ($136,757,526/
    50,759,040 shares of capital stock issued and outstanding)           $2.69

  CLASS C SHARES
  Net asset value, redemption and offering price per share($35,834,825/
    13,293,252 shares of capital stock issued and outstanding)           $2.70


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995                     ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of
    $60,420)                                         $12,413,356
  Interest                                             3,882,448   $16,295,804

EXPENSES
  Advisory fee                                         2,961,214
  Distribution fee - Class A                             883,750
  Distribution fee - Class B                           1,130,797
  Distribution fee - Class C                             241,343
  Transfer agency                                      1,035,126
  Administrative                                         139,020
  Printing                                               128,649
  Custodian                                              119,888
  Registration                                           104,229
  Audit and legal                                        101,988
  Taxes                                                   44,766
  Directors' fees                                         22,500
  Miscellaneous                                           51,627
  Total expenses                                                     6,964,897
  Net investment income                                              9,330,907

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities transactions                      52,604,923
  Net realized loss on foreign currency transactions                (1,531,844)
  Net realized gain on options                                         100,643
  Net change in unrealized appreciation (depreciation) of:
    Securities                                                      59,515,814
    Options                                                            305,040
  Net gain on investments                                          110,994,576

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $120,325,483


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS              ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                        1995           1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  9,330,907   $ 11,750,299
  Net realized gain on investments, options and
    foreign currency transactions                    51,173,722     27,225,934
  Net change in unrealized appreciation
    (depreciation) of investments and options        59,820,854    (43,300,936)
  Net increase (decrease) in net assets from
    operations                                      120,325,483     (4,324,703)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (8,640,268)    (9,853,395)
    Class B                                          (1,398,551)    (1,317,073)
    Class C                                            (298,822)      (212,277)
  Net realized gain on investments
    Class A                                         (20,295,635)   (32,185,313)
    Class B                                          (5,118,075)    (5,690,597)
    Class C                                            (954,530)      (667,713)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       10,804,177     46,798,254
  Total increase (decrease)                          94,423,779     (7,452,817)

NET ASSETS
  Beginning of year                                 536,326,680    543,779,497
  End of year (including undistributed net
    investment income of $0 and $243,576,
    respectively)                                  $630,750,459   $536,326,680


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth and Income Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price, or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1995, $(758,082) and $(1,445,718) was reclassified from distributions in excess of net investment income and additional paid-in capital, respectively, to accumulated net realized gain.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at an annual rate of 0.625% of the first $200 million, 0.50% of the next $200 million and 0.45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended October 31, 1995. Pursuant to the


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

advisory agreement, the Fund reimbursed the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the year ended October31, 1995 such reimbursement amounted to $139,020.

The Fund has a Services Agreement with Alliance Fund Services, Inc., (a wholly-owned subsidiary of the Adviser), to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $756,130 for the year ended October 31, 1995. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $37,609 from the sale of Class A shares and $298,929 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended October 31, 1995.

Brokerage commissions paid on securities transactions for the year ended October31, 1995 amounted to $1,918,386, of which $29,029 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ('DLJ'), an affiliate of the Advisor.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,367,375 and $638,657 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $745,818,384 and $748,128,658, respectively, for the year ended October 31, 1995. There were no purchases or sales of U.S. Government or government agency obligations for the year ended October 31, 1995.

OPTION TRANSATIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an


12



                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended October 31, 1995 were as follows:


                                                        NUMBER OF
                                                        CONTRACTS     PREMIUMS
                                                        ---------    ----------
Options outstanding at beginning of year                   1,850     $ 827,460
Options written                                               -0-           -0-
Options terminated in closing purchase transactions       (1,090)     (575,093)
Options expired                                             (660)     (177,769)
Options exercised                                           (100)      (74,598)
Options outstanding at October 31, 1995                       -0-          $-0-


At October 31, 1995, the cost of securities for federal income tax purposes was $542,846,523. Accordingly, gross unrealized appreciation of investments was $96,183,691 and gross unrealized depreciation of investments was $9,218,549, resulting in net unrealized appreciation of $86,965,142. The Fund may be able to use up to $4,337,154 of Alliance Convertible Fund's (which was acquired in 1991) capital loss carryforward, to offset future realized gains which expires through 1998.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 900,000,000 shares of $0.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Class A consists of 450,000,000 shares, Class B of 225,000,000 and Class C of 225,000,000. Transactions in capital stock were as follows:


                                  SHARES                      AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            1995          1994           1995           1994
                       ------------  ------------  -------------  -------------
CLASS A
Shares sold              9,243,334    11,055,372   $ 22,536,400   $ 26,283,857
Shares issued in
  reinvestment of
  dividends and
  distributions          9,307,957    12,665,627     20,218,363     29,718,393
Shares redeemed        (25,767,526)  (23,487,478)   (61,337,761)   (55,666,083)
Net increase(decrease)  (7,216,235)      233,521   $(18,582,998)  $    336,167

CLASS B
Shares sold             15,198,094    21,500,279   $ 37,172,148   $ 50,737,762
Shares issued in
  reinvestment of
  dividends and
  distributions          2,615,018     2,587,252      5,634,043      6,044,389
Shares redeemed        (10,922,318)   (9,744,100)   (25,915,044)   (22,879,205)
Net increase             6,890,794    14,343,431   $ 16,891,147   $ 33,902,946

CLASS C
Shares sold              8,491,685     8,581,936   $ 20,818,230   $ 20,240,216
Shares issued in
  reinvestment of
  dividends and
  distributions            364,223       245,832        793,203        573,985
Shares redeemed         (3,857,242)   (3,526,354)    (9,115,405)    (8,255,060)
Net increase             4,998,666     5,301,414   $ 12,496,028   $ 12,559,141


*  Commencement of distribution.


14



FINANCIAL HIGHLIGHTS                            ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                      CLASS A
                                                            ---------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------
                                                               1995        1994        1993        1992        1991
                                                            ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year                             $2.35       $2.61       $2.48       $2.52       $2.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            .02         .06         .06         .06         .07
Net realized and unrealized gain (loss) of investments           .52        (.08)        .29         .11         .56
Net increase (decrease) in net asset value from operations       .54        (.02)        .35         .17         .63

LESS: DISTRIBUTIONS
Dividends from net investment income                            (.06)       (.06)       (.06)       (.06)       (.09)
Distributions from net realized gains                           (.12)       (.18)       (.16)       (.15)       (.30)
Total dividends and distributions                               (.18)       (.24)       (.22)       (.21)       (.39)
Net asset value, end of year                                   $2.71       $2.35       $2.61       $2.48       $2.52

TOTAL RETURN
Total investment return based on net asset value (b)           24.21%       (.67)%     14.98%       7.23%      31.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                   $458,158    $414,386    $459,372    $417,018    $409,597
Ratio of expenses to average net assets                         1.05%       1.03%       1.07%       1.09%       1.14%
Ratio of net investment income to average net assets            1.88%       2.36%       2.38%       2.63%       2.74%
Portfolio turnover rate                                          142%         68%         91%        104%         84%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                    CLASS B
                                                            ---------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------
                                                               1995        1994        1993        1992       1991(A)
                                                            ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period                           $2.34       $2.60       $2.47       $2.52       $2.40

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            .01         .04         .05         .04         .04
Net realized and unrealized gain (loss) of investments           .49        (.08)        .28         .11         .12
Net increase (decrease) in net asset value from operations       .50        (.04)        .33         .15         .16

LESS: DISTRIBUTIONS
Dividends from net investment income                            (.03)       (.04)       (.04)       (.05)       (.04)
Distributions from net realized gains                           (.12)       (.18)       (.16)       (.15)         -0-
Total dividends and distributions                               (.15)       (.22)       (.20)       (.20)       (.04)
Net asset value, end of period                                 $2.69       $2.34       $2.60       $2.47       $2.52

TOTAL RETURN
Total investment return based on net asset value (b)           22.84%      (1.50)%     14.22%       6.22%       6.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                   $136,758    $102,546     $76,633     $29,656     $10,221
Ratio of expenses to average net assets                         1.86%       1.85%       1.90%       1.90%       1.99%
Ratio of net investment income to average net assets            1.05%       1.56%       1.58%       1.69%       1.67%
Portfolio turnover rate                                          142%         68%         91%        104%         84%


See footnote summary on page 17.


16



                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                          CLASS C
                                              ---------------------------------
                                                                  MAY 3,1993(D)
                                              YEAR ENDED OCT. 31,      TO
                                              -------------------  OCTOBER 31,
                                                 1995       1994       1993
                                              --------  ---------  ------------
Net asset value, beginning of period            $2.34      $2.60      $2.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .01        .04        .02
Net realized and unrealized gain on investments   .50       (.08)       .17
Net increase (decrease) in net asset value
  from operations                                 .51       (.04)       .19

LESS: DISTRIBUTIONS
Dividends from net investment income             (.03)      (.04)      (.02)
Distributions from net realized gains            (.12)      (.18)        -0-
Total dividends and distributions                (.15)      (.22)      (.02)
Net asset value, end of period                  $2.70      $2.34      $2.60

TOTAL RETURN
Total investment return based on
  net asset value (b)                           23.30%     (1.50)%     7.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)      $35,835    $19,395     $7,774
Ratio of expenses to average net assets          1.84%      1.84%      1.96%(c)
Ratio of net investment income to average
  net assets                                     1.04%      1.61%      1.45%(c)
Portfolio turnover rate                           142%        68%        91%


(a) For the period February 8, 1991 (commencement of distribution) to October 31, 1991.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.


17



REPORT OF INDEPENDENT ACCOUNTANTS               ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE GROWTH AND INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth and Income Fund, Inc. (the 'Fund') at October31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 14, 1995


18



                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
PAUL RISSMAN, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER & CHIEF ACCOUNTING OFFICER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


19



ALLIANCE GROWTH AND INCOME FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GTHAR